CUSTODY AGREEMENT

THIS AGREEMENT is made as of this______ day of_______ 199_, by and between COMMONWEALTH CASH RESERVE FUND, INC., a Virginia corporation (the "Company"), and CENTRAL FIDELITY NATIONAL BANK ("CFNB"), as custodian.

W I T N E S E T H:

WHEREAS, the Company is registered as an open-end diversified, investment company under the Investment Company Act of 1940, as amended ("the 1940 Act"), and is offering 500,000,000 shares (the "Shares") which represent interests in the Company's investment portfolio (the "Fund"); and

WHEREAS, the Company desires to retain CFNB to serve as the Fund's custodian and CFNB is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.	Appointment.  The Company hereby appoints CFNB to act as custodian of the portfolio securities, cash and other property of the Fund for the period and
on the terms set forth in this Agreement.   CFNB accepts such appointment and
agrees to furnish the services herein set forth in return for the compensation as provided in Paragraph 22 of this Agreement. CFNB agrees to comply with all relevant provisions of the 1940 Act and applicable rules and regulations thereunder.

2.	Delivery of Documents.  The Company has furnished CFNB with copies properly certified or authenticated of each of the following:

	(a)	Resolutions of the Company's Board of Directors authorizing the appointment of CFNB as custodian of the portfolio securities, cash and other property of the Fund and approving this Agreement;

	(b) 	Incumbency and signature certificates identifying and containing the signatures of the Company's officers and/or other persons authorized to sign
Written Instructions, as hereinafter defined, on behalf of the Company;

	(c)	The Company's Articles of Incorporation filed with the Clerk of the state
Corporation Commission of the Commonwealth of Virginia on December 8, 1986, and
all amendments thereto (such Articles of Incorporation as currently in effect and as it shall from time to time be amended, is herein called the "Articles");

	(d)	The Company's Bylaws and all amendments thereto (such Bylaws, as currently in effect and as they shall from time to time be amended, are herein called the
"Bylaws"),

	(e)	Resolutions of the Company's Board of Directors appointing PUBLIC
FINANCIAL MANAGEMENT, INC. (the "Advisor") as the investment advisor to the Fund and the resolutions of the Company's Board of Directors approving an Advisory Agreement between the Advisor and the Company (the "Advisory Agreement");

	(f)	Resolutions of the Company's Board of Directors appointing Public Financial
Management, Inc. ("PFM") as the administrator of the Fund and resolutions of the Company's Board of Directors approving an Administration Agreement between the Company and PFM (the "Administration Agreement");

	(g)	Resolutions of the Company's Board of Directors appointing Commonwealth
Financial Group, Inc. ("Distributor") as the distributor of the Fund's Shares and approving a Distribution Agreement between Distributor and the Company
(the "Distribution Agreement");

	(h)	Resolutions of the Company's Board of Directors appointing PFM as the
Fund's transfer agent and approving a Transfer Agency Agreement between the
Company and PFM (the "Transfer Agency Agreement");

	(i)	The Advisory Agreement, the Administration Agreement, the Distribution
Agreement, and the Transfer Agency Agreement;

		(j)	The Company's Notification of Registration filed pursuant to Section 8(a)
of the 1940 Act on Form N-8A with the Securities and Exchange Commission
("SEC") on December 11, 1986;

		(k)	The Company's Registration Statement on Form N-1A under the 1940 Act and the Securities Act of 1933, as amended ("the 1933 Act"), as filed with the SEC on December 11, 1986 (File No. 33-10754) relating to the Fund's Shares, and all amendments thereto; and

  (1)	The Company's most recent prospectus and statement for additional information for the Fund (such prospectus and statement of additional information as presently in effect and all amendments and supplements thereto are herein called the "Prospectus").

	The Company will furnish CFNB from time to time with copies of all amendments of or supplements to the foregoing, if any.

	(3)	Definitions.

			(a) "Authorized Persons".  As used in this Agreement, the term "Authorized
Persons" means any two directors of the Company, acting jointly, and any other person, whether or not any such person is an officer or employee of the
Company, duly authorized by the Board of Directors of the Company to give
Oral & Written Instructions on behalf of the Company and listed on the
Certificates annexed hereto as Appendix A or such other Certificate listing persons duly authorized to give Oral and Written Instructions on behalf of the Company as may be received by CFNB from time to time.

		(b)	"Book-Entry System".  As used in this Agreement, the term "Book-Entry
System" means the Federal Reserve Treasury book-entry system for United
States and federal agency securities, its successor or successors and its nominee or nominees and any book-entry system maintained by a clearing agency registered with the SEC under Section 17A of the Securities and
Exchange Act of 1934 (the "1934 Act").

		(c)	"Oral Instructions".  As used in this Agreement, the term "Oral
Instructions" means verbal instructions actually received by CFNB from an
Authorized Person or from a person reasonably believed by CFNB to be an
Authorized Person.  The Company agrees to deliver to CFNB, at the time and in the manner specified in Paragraph 8(b) of this Agreement Written
Instructions confirming Oral Instructions.

		(d)	 "Property".  The term "Property" as used in this Agreement, means:

      (i)	any and all securities and other property which the Company may from time to time deposit, or cause to be deposited, with CFNB with respect to the
Fund or which CFNB may from time to time hold for the Company with respect to the Fund;

   			(ii)	all income in respect to any of such securities or other property;

      (iii)	all proceeds of the sale of any of such securities or other
            property; and

      (iv) 	all proceeds of the sale of securities issued by the Company with respect to the Fund, which are received by CFNB from time to time from or on behalf of the Company.

		(e)	"Written Instructions".  As used in this Agreement, the term "Written
Instructions" means written instructions delivered by mail, tested telegram, cable, telex, or facsimile sending device, and received by CFNB, signed by an Authorized Person.

	4.	Delivery and Registration of the Property.  The Company will deliver or cause to be delivered to CFNB securities and moneys with respect to the Fund owned by it (other than cash maintained by the Fund in a bank account established and used in accordance with Rule 17f-3 under the 1940 Act), including cash received for the issuance of Shares, at any time during the period of this Agreement.  CFNB will not be responsible for such securities and such moneys until actually received by it.  All securities delivered to
CFNB (other than in bearer form) shall be registered in the name of the
Company or in the name of a nominee of the Company or in the name of CFNB or any nominee of CFNB, or in the name of any subcustodian or any nominee of any such subcustodian appointed pursuant to paragraph 6 hereof, or shall be properly endorsed and in form for transfer satisfactory to CFNB.  Certain securities, similar investments, cash proceeds and other cash assets of the
Company may from time to time be kept in the custody of other custodians;
CFNB shall have no responsibilities, duties or liabilities with respect to such securities, similar investments, cash proceeds and other cash assets of the Company which are kept with any other custodian.

	5.	Receipt and Disbursement of Money.

		(a)	CFNB shall open and maintain a separate Custodian account or accounts and a separate Demand Deposit account or accounts for the Fund in the name of the
Company, subject only to draft or order by CFNB  acting pursuant to the terms of this Agreement, and shall hold in such account or accounts, subject to the provisions hereof, all  cash received by it from or for the account of the
Fund.  CFNB shall make payments of cash to, or for the account of, the
Company from such cash only (i) for the purchase of securities as provided in Paragraph 12 hereof;  (ii) for the redemption of Shares as provided in subparagraph (b) of Paragraph 9 hereof; (iii) upon receipt of Written
Instructions, for the payment of interest, dividends, taxes or custodial, transfer agency, administration, distribution or advisory fees or expenses which are to be borne by the Company under the terms of this Agreement, the
Transfer Agency Agreement, the Advisory Agreement, the Administration
Agreement and the Distribution Agreement;   (iv) upon receipt of Written
Instructions, for payments in connection with the conversions, exchanges, or surrender of securities owned or subscribed to by the Company and held by or to be delivered to CFNB; (v) to a subcustodian pursuant to Paragraph 6 hereof; or (vi) for other proper Company purposes, but only upon receipt of
Written  Instructions, specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose and naming the person or persons to whom such payment is to be made.

		(b)	CFNB is hereby authorized to endorse and collect all check, drafts, or other orders for the payment of money received as custodian for the account of the Fund and will do so as expeditiously as possible.

		(c)	CFNB will notify the Transfer Agent in a timely manner of any instruments presented for payment against the Fund.  Such notification shall be in a format agreed to by CFNB and the Transfer Agent and will provide enough time for the
Transfer Agent to verify that the Shareholder balance is sufficient to cover the redemption.  If the Shareholder balance is not sufficient to cover the redemption, the Transfer Agent will notify CFNB, by the time deadline established by CFNB, to return such instrument without payment.

	6.	Receipt of Securities;	(a)  Except as provided in Paragraph 7 hereof, CFNB
shall hold and physically segregate in a separate account identifiable at all times from those of any other persons, firms, or corporations, all securities and non-cash property received by it for the account of the Fund. All such securities and non-cash property are to be held or disposed of by CFNB for
the Fund pursuant to the terms of this Agreement.   In the absence of Written
Instructions accompanied by a certified resolution of the Company's Board of
Directors authorizing the specific transaction, CFNB shall have no power or authority to withdraw, deliver, assign, hypothecate, pledge, or otherwise dispose of any such securities and investments except in accordance with the express terms provided for in this Agreement.  In no case may any Director, officer, employee, or agent of the Company withdraw any securities.  In connection with its duties under this Paragraph 6, CFNB may, at it own expense, enter into  subcustodian agreements with other banks or trust companies for the receipt of certain securities and  cash to be held by CFNB for the account of the Fund pursuant to this Agreement; provided that each such bank or trust company has an aggregate capital, surplus and undivided profits, as shown by its last published report, of not less than five hundred thousand dollars ($500,000.00) and that such bank or trust company agrees with CFNB to comply with all relevant provisions of the 1940 Act and applicable rules and regulations thereunder.  CFNB shall remain responsible for the performance of all of its duties under this Agreement and shall hold the Company harmless from the acts and omissions of any bank or trust company that it might choose pursuant to this Paragraph 6.

		(b)	In the event that cash is made available for disbursement for the purchase of securities, upon the failure to receive said Securities, CFNB will credit the
Fund's account with earnings on said cash calculated at a rate equal to the effective Federal Funds rate for the period of the failure, adjusted for such bank reserve requirements as CFNB may have with respect to such cash for the period.

		(c)	Where securities are transferred to an account of the Fund established pursuant to Paragraph 7 hereof, CFNB shall also by book-entry or otherwise identify as belonging to the Fund the quantity of securities in a fungible bulk of securities registered in the name of CFNB (or its nominee) or shown in CFNB's account on the books of the Book-Entry System.  At least monthly and from time to time, CFNB shall furnish the Company with a detailed statement of the Property held for the Fund under this Agreement, including segregated collateral for any repurchase agreements as are then held.

 7.	Use of Book-Entry Systems.  	The Company shall deliver to CFNB a certified
resolution of the Board of Directors of the Company approving, authorizing and instructing CFNB on a continuous and on-going basis until instructed to the contrary by Oral or Written Instructions actually received by CFNB (i) to deposit in the Book-Entry System all securities of the Fund eligible for deposit therein and (ii) to utilize the Book-Entry System to the extent possible in connection with settlements of purchase and sales of securities by the Fund, and deliveries and returns of securities collateral in connection with borrowings.  Without limiting the generality of such use, it is agreed that the following provisions shall apply thereto:

		(a)	Securities and any cash of the Fund deposited in the Book-Entry System will at all times be segregated from any assets and cash controlled by CFNB in other than a fiduciary or custodian capacity but may be co-mingled with other assets held in such capacities.  CFNB will pay out money only upon receipt of securities and will deliver securities only upon the receipt of money.

		(b)	All books and records maintained by CFNB which relate to the Fund's participation in the Book-Entry System will at all times during CFNB's regular business hours be open to the inspection of the Fund's duly authorized employees or agents, and the Fund will be furnished with all information in respect of the services rendered to it as it may require.

		(c)	CFNB will provide the Company with copies of any report obtained by CFNB on the system of internal accounting control of the Book-Entry System within ten days after receipt of such a report by CFNB.  CFNB will also provide the
Company with such reports on its own system of internal control as the
Company may reasonably request from time to time.

	8.	Instructions Consistent with Charter. etc.

		(a)	Unless otherwise provided in the Agreement, CFNB shall act only upon Oral and Written Instructions.  Although CFNB may take cognizance of the provisions of the Articles and Bylaws of the Company, CFNB may assume that any Oral or
Written Instructions received thereunder are not in any way inconsistent with any provisions of such Articles or Bylaws or any vote, resolution or proceeding of the Shareholders, or of the Board of Directors, or of any committee thereof.

		(b)	CFNB shall be entitled to rely upon any Oral Instructions and any Written
Instructions actually received by CFNB pursuant to this Agreement.  The Company agrees to forward to CFNB Written Instructions confirming Oral Instructions in such manner that the Written Instructions are received by CFNB, whether by hand delivery, telex, facsimile sending device or otherwise, by the close of business of the same day that such Oral Instructions are given to CFNB.  The Company agrees that the fact that such confirming Written Instructions are not received by CFNB shall in no way affect the validity of the transactions or enforceability of the transactions authorized by the Company by giving Oral
Instructions.   The Company agrees that CFNB shall incur no liability to the
Company in acting upon Oral Instructions given to CFNB hereunder concerning such transactions provided such instructions reasonably appear to have been received from an Authorized Person.

	9.	Transactions Not Requiring Instructions.  CFNB is authorized to take the following action without Oral or Written Instructions:

		(a)	Deposits of Proceeds of Issuance of Shares.  CFNB shall collect and receive for the account of the Fund all payments received in payment for
Shares of such Fund issued by the Company and shall promptly advise the
Company and the Fund's transfer agent of any receipt by it of payments for
Shares of the Fund.

		(b)	Redemptions.	Upon receipt of notice by the Company's Transfer Agent
stating that such Transfer Agent is required to redeem Shares and specifying the number and class of Shares which such transfer agent is required to redeem and the date and time the request or requests for redemption were received by the Company's Distributor, CFNB shall arrange for the direct payment of such redemption proceeds by CFNB to the redeeming Shareholder (i)
in the manner described in the Company's then current Prospectus or (ii) in accordance with such procedures and controls as are mutually agreed upon from time to time by and among CFNB, the Company and the Company's Transfer Agent.

		(c)	With respect to paying instruments drawn on the Fund, CFNB is authorized to pay such instruments unless CFNB shall receive Oral or Written Instructions to return said instrument by the time deadline established by CFNB, and in the event CFNB shall notify the Transfer Agent that it shall require Oral or
Written Instructions before paying any instrument, CFNB may, without liability, return without payment such instruments unless Oral or Written
Instructions to pay are received by the deadline established by CFNB.

	(d)	Collection of Income and Other Payments.  CFNB shall:

 		(i)	collect and receive for the account of the Fund, all income and other payments and distributions, including (without limitation) stock dividends, rights, warrants and similar items, included or to be included in the
Property of the Fund, and shall promptly advise the Company of such receipt and shall credit such income, as collected, to the Company's Custodian account for the Fund;

 		(ii)	endorse and deposit for collection, in the name of the Company, checks, drafts, or other orders for the payment of money pursuant to CFNB standard timeframes.

  	(iii)	receive and hold for the account of the Fund all securities received as a distribution on the portfolio securities of the Fund as a result of a stock dividend, share split-up or reorganization, recapitalization, readjustment or other re-arrangement or distribution of rights or similar securities issued with respect to any portfolio securities of the Fund held by
CFNB hereunder;

   (iv)	present for payment and collect the amount payable upon all securities which may mature or be called, redeemed, or retired, or otherwise become payable on the date such securities become payable; and

   (v)	take any action which may be necessary and proper in connection with the collection and receipt of such income, payments and other Property and the endorsement for collection of checks, drafts, and other negotiable instruments.

	(e)	Miscellaneous Transactions.   CFNB is authorized to deliver or cause to be
delivered Property against payment or other consideration or written receipt therefor in the following cases:

		(i)	for examination by a broker or its clearing agent for the account of the
Fund in accordance with street delivery custom;

		(ii)	for the exchange of interim receipts or temporary securities for definitive securities; and

		(iii)	for transfer of securities into the name of the Company or CFNB or a nominee of either, or for exchange of securities for a different number of bonds, certificates, or other evidence, representing the same aggregate face amount or number of units bearing the same interest rate, maturity date and call provisions, if any; provided that, in any such case, the new securities are to be delivered to CFNB.

	10.	Transactions Requiring Instructions. Upon receipt of Oral or Written
Instructions and not otherwise, CFNB directly or through the use of the
Book-Entry System, shall:

		(a) 	execute and deliver to such persons as may be designated in such Oral or Written Instructions, proxies, consents, authorizations, and other instructions whereby the authority of the Company as owner of any securities may be exercised;

		(b)	deliver any securities held for the Company in exchange for other securities or cash issued or paid in connection with the liquidation, reorganization, re-financing, merger, consolidation, recapitalization or sale of assets of any corporation, or the exercise of any conversion privilege;

		(c)	deliver any securities held for the Company to any protective committee, reorganization committee or other person in connection with the liquidation, reorganization, refinancing merger, consolidation, recapitalization or sale of assets of any corporation, and receive and hold under the terms of this
Agreement such certificates of deposit, interim receipts or other instruments or documents as may be used to it to evidence such delivery;

		(d)	make such transfers or exchanges of the assets of the Company and take such other steps as shall be stated in said Oral or Written Instructions to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation, recapitalization, or sale of assets of the Company; and

		(e)	release securities belonging to the Company to any bank or  trust company for the purpose of pledge or hypothecation to secure any loan incurred by the
Company; provided, however, that securities shall be released only upon payment to CFNB of the money borrowed, except that in cases where additional collateral is required to secure a borrowing already made, subject to proper prior authorization, further securities may be released for that purpose; and
repay such loan upon redelivery to it of the securities pledged or hypothecated therefor and upon surrender of the note or notes evidencing the loan; and

		(f)	release and deliver securities owned by the Fund in connection with any repurchase agreement entered into on behalf of the Fund, but only on receipt of payment therefor, and pay out moneys of the Fund in connection with such repurchase agreements, but only upon the delivery of the securities; and

		(g)	otherwise transfer, exchange or deliver securities in accordance with
Oral or Written Instructions.

	11.	Dividends and Distributions.  The Company shall furnish CFNB with appropriate evidence of action by the Company's Board of Directors declaring and authorizing the payment of any dividends and distributions to the Shareholders of the Fund. Upon receipt by CFNB of Written Instructions
(which may be continuing instructions when deemed appropriate by the parties) with respect to dividends and distributions declared by the Company's Board of Directors and payable to the Shareholders of the Fund who have elected in the proper manner to receive their distributions and/or dividends in cash, and in conformance with procedures mutually agreed upon by CFNB, the Company, and the Company's Transfer Agent, CFNB shall pay to the Company's Transfer Agent, as agent for the Shareholders, and amount equal to the amount indicated in said Written Instructions as payable by the Company to such Shareholders for distribution in cash by the Transfer Agent to such Shareholders. In lieu of paying the Company's Transfer Agent cash dividends and distributions, CFNB may arrange for the direct payment of cash dividends and distributions, to Shareholders by CFNB in accordance with such procedures and controls as are mutually agreed upon from time to time by and among the Company, CFNB and the Company's Transfer Agent.

	12.	Purchases of Securities.    Promptly after each decision to purchase
securities for the Company, the Company, through the Advisor, shall deliver or cause to be delivered to CFNB Written Instructions specifying with respect to each such purchase; (a) the name of the issuer and the title of the securities; (b) the number of shares or the principal amount purchased and accrued interest, if any, (c)  the date of purchase and settlement, (d) the purchase price per unit, (e) the total amount payable upon such purchase, and
(f) the name of the persons from whom or the broker through whom the purchase was made.  CFNB shall, upon receipt of securities purchased by or for the Fund, pay out of the moneys held for the account of the Fund the total amount payable to the person from whom or the broker through whom the purchase was made, provided that the same conforms to the total amount payable as set forth in such Written Instructions.

	13.	Sales of Securities.   Promptly after each decision to sell securities for
the Company, the Company shall, through the Advisor, deliver to CFNB Written
Instructions, specifying with respect to each such sale:  (a) the name of the issuer and the title of the security, (b) the number of shares or principal amount sold, and accrued interest, if any, (c) the date of sale, (d) the sale price per unit, (e) the total amount payable to the Company upon such sale, and (f) the name of the broker through whom or the person to whom the sale was made.  CFNB shall deliver the securities upon receipt of the total amount payable to the Company upon such sale, provided that the same conforms to the total amount payable as set forth in such Written Instructions.  Subject to the foregoing, CFNB may accept payment in such form as shall be satisfactory to it, and may deliver securities and arrange for payment in accordance with the customs prevailing among dealers in securities.

	14.	Correspondence.   CFNB shall answer correspondence from securities brokers
and others relating to its duties hereunder and such other correspondence as may from time to time be mutually agreed upon between CFNB and the Company.

	15.	Records.    CFNB shall keep and maintain appropriate financial books and records with respect to its duties hereunder for the Company.  The books and records pertaining to the Company which are in the possession of CFNB shall be the property of the Company.  Such books and records shall be prepared and maintained as required by the 1940 Act and other applicable securities laws and rules and regulations.  The Company, or the Company's authorized representatives, shall have access to such books and records at all times during CFNB's normal business hours.  Upon the reasonable request of the
Company copies of any such books and records shall be provided by CFNB to the
Company or the Company's authorized representative at the Company's expense.

	16.	Reports.    CFNB shall furnish the Company the following reports:

		(a)	such periodic and special reports as the Company  may reasonably request;

		(b)	a monthly statement summarizing all transactions and entries for the account of the Fund;

		(c)	a monthly report of portfolio securities belonging to the fund showing the adjusted average cost of each issue and the market value at the end of such month;

		(d)	a daily report of account balances and previous day's activity through
CFNB's balance reporting system.

		(e)	a monthly report of the cash account of the Fund showing disbursements;
and

		(f)	such other information as may be agreed upon from time to time between the Company and CFNB.

	17.	Cooperation  with Accountants. 	 CFNB shall cooperate with the Company's
independent certified public accountants and shall take all reasonable action in the performance of its obligations under this Agreement to assure that the necessary information is made available to such accountants for the expression of their unqualified opinion, including but not limited to the opinion included in the Company's semiannual report on Form N-SAR.

	18.	Confidentiality.  CFNB agrees on behalf of itself and its employees to treat confidentially and as the proprietary information of the Company all records and other information relative to the Company and its prior, present or potential Shareholders and relative to Distributor and its prior, present or potential customers, and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not unreasonably be withheld and may not be withheld where CFNB may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge this information by duly constituted authorities, or when so requested by the Company.

	19.	Equipment Failures.  In the event of equipment failures beyond CFNB's control, CFNB shall, at no additional expense to the Company, take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.  CFNB shall enter into and shall maintain in effect with appropriate parties one or more agreements making reasonable provision for emergency use of electronic data processing equipment to the extent appropriate equipment is available.

	20.	Right to Receive Advice.

		(a)	Advice of Company.   If CFNB shall be in doubt as to any action to be
taken or omitted by it, it may request, and shall receive, from the Company directions or advice, including Oral or Written Instructions  where appropriate.

		(b)	Advice of Counsel.  If CFNB shall be in doubt as to any question of law involved in any action to be taken or omitted by CFNB, it may request advice at its own cost (or which cost shall be borne by the Fund with its prior consent, which consent will not be unreasonably withheld) from counsel of its own choosing (who may be counsel for the Advisor, the Distributor, the
Administrator, the Company, or CFNB at the option of CFNB).

		(c)	Conflicting Advice.  In case of conflict between directions or advice
(including Oral or Written Instructions) received by CFNB pursuant to subparagraph (a) of the paragraph and advice received by CFNB pursuant to sub-paragraph (b) of this paragraph, CFNB shall be entitled to rely on and follow the advice received pursuant to sub-paragraph (b) alone.

		(d)	Protection of CFNB.  CFNB shall be protected in accordance with Section
23 below in any action or inaction which it takes in reliance on any directions or advice (including Oral or Written Instructions) received pursuant to subparagraphs (a) or (b) of this paragraph which CFNB, after receipt of such directions or advice, reasonably and in good faith believes to be consistent with such directions or advice, as the case may be.  However, nothing in this paragraph shall be construed as imposing upon CFNB any obligation (i) to seek such directions or advice (including Oral or Written Instructions), or (ii)
to act in accordance with such directions or advice when received, unless, under the terms of another provision this Agreement, the same is a condition to CFNB's properly taking or omitting to take such action.  Nothing in this subsection shall excuse CFNB when an action or omission on the part of CFNB constitutes willful misfeasance, bad faith, gross negligence or reckless disregard by CFNB of its duties under this Agreement.

	21.	Compliance with Governmental Rules and Relations.  The Company assumes full responsibility for insuring that the contents of each prospectus of the
Company complies with all applicable requirements of the 1933 Act, the 1940
Act, and any laws, rules and regulations of governmental authorities having jurisdiction.

	22.	Compensation.  As compensation for the services rendered by CFNB during the term of this Agreement, the Company will pay to CFNB such monthly fees as are set forth in Appendix B attached hereto, as the same may be amended from time to time by written amendment signed by the company and CFNB.

	23.	Indemnification.  The Company, as sole owner of the Property, agrees to indemnify and hold harmless CFNB and it nominees from all taxes, charges, expense, assessments, claims and liabilities (including, without limitation, liabilities arising under the 1933 Act, the Securities Exchange Act of 1934, the 1940 Act, and any state and foreign securities and blue sky laws, all as or to be amended from time to time) and expenses, including (without limitation) attorneys' fees and disbursements, arising directly or indirectly (a) from the fact that securities included in the Property are registered in the name of any such nominee or (b) without limiting the generality of the foregoing clause (a), from any action or thing which
CFNB takes or does or omits to take or do (i) under the terms of this agreement, (ii) at the request or on the direction of or in reliance of the advice of the Company or (iii) upon Oral or Written Instructions, provided, that neither CFNB nor any of its nominees shall be indemnified against any liability to the Company or to it Shareholders (or any expenses incident to such liability) arising out of (x) CFNB's or such nominee's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under this Agreement or (y) CFNB's own negligent failure to perform its duties under this Agreement.  In order that the indemnification provisions contained in this Section 23 shall apply, however, it is understood that if in any case the Company may be asked to indemnify or save CFNB harmless, the
Company shall be fully advised of all pertinent facts concerning the situation in question, and it is further understood that CFNB will use all reasonable care to identify and notify the Company concerning any situation which presents the probability of such a claim for indemnification against the Company.  The Company shall have the option to defend CFNB against any claim which may be the subject of this indemnification, and in the event that the Company so elects it will so notify CFNB and thereupon the Company shall take over complete defense of the claim, and CFNB shall in such situations initiate no further legal or other expenses for which it shall seek indemnification under this section 23.  CFNB shall in no case confess any claim or make any compromise in any case in which the Company will be asked to indemnify CFNB except with the Company's prior written consent.  In the event of any advance of cash for any purpose made by CFNB resulting from orders or Oral or Written Instructions of the Company, or in the event that
CFNB  or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this
Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any Property at any time held for the account of the Company shall be security therefor.

	24.	Responsibility of CFNB.  CFNB shall be under no duty to take any action on behalf of the Company except as specifically set forth herein or as may be specifically agreed to by CFNB in writing.  In the performance of its duties hereunder, CFNB  shall be obligated to exercise care and diligence to act in good faith and to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement, but CFNB shall not be liable for any action or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of CFNB or reckless disregard by CFNB of its duties under this Agreement, provided that CFNB shall be responsible for its own negligent failure to perform its duties under this Agreement.  Without limiting the generality of the foregoing or of any other provision of this Agreement, CFNB in connection with its duties under this Agreement shall not be under any duty or obligation to inquire into and shall not be liable for or in respect of (a) the validity or invalidity or authority or lack thereof of any Oral or Written Instructions, notice or other instrument which conforms to the applicable requirements of this Agreement, if any, and which CFNB reasonably believes to be genuine;
(b) the validity or invalidity of the issuance of any securities included or to be included in the Property, the legality or illegality of the purchase of such securities, or the propriety or impropriety of the amount paid therefor; (c) the legality or illegality of the sale (or exchange) of any
Property or the propriety or impropriety of the amount for which such
Property is sold or exchanged); or (d) delays or errors or loss of data occurring by reason of circumstances beyond CFNB's control, including acts of civil or military authority, national emergencies, labor difficulties, fire,  mechanical breakdown except as provided in paragraph 19 hereof, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply , nor shall CFNB be under any duty or obligation to ascertain whether any Property at any time delivered to or hold by CFNB may properly be held by or for the Company.

	25.	Collections.  All collections of money or other property in respect, or which are to become part, of the Property (but not the safekeeping thereof
upon receipt by CFNB) shall be at the sole risk of the Company.   In any
case in which CFNB does not receive any payment due the Company within a reasonable time after CFNB has made proper demands for the same, it shall so notify the Company as soon as reasonably practicable by telephone and with a follow-up notice in writing, including copies of all demand letters, any written responses thereto, and memoranda of all oral responses thereto and to telephonic demands, and await instructions from the Company.  CFNB shall not be obliged to take legal action for collection unless and until reasonably indemnified to its satisfaction.  CFNB shall also notify the
Company as soon as reasonably practicable whenever income due on securities is not collected in due course.

	26.	Duration and Termination.  This Agreement shall continue until termination by the Company or CFNB on sixty (60) days written notice.  Upon any termination of this Agreement, pending appointment of a successor to CFNB or vote of the
Shareholders of the Fund to dissolve or to function without a custodian of its cash, securities or other property, CFNB shall not deliver cash, securities or other property of the Company to the Company, but may deliver them to a bank or trust company of its own selection, having an aggregate capital, surplus an undivided profits, as shown by its last published report of not less than fifty million dollars ($50,000,000) as a custodian for the Company to be held under terms similar to those of this Agreement; provided, however, that CFNB shall not be required to make any such delivery or payment until full payment shall have been made by the Company on all liabilities constituting a charge on or against the properties of the Company then held by CFNB or on or against
CFNB and until full payment shall have been made to CFNB of all of its fees, compensation, costs, and expenses.

	27.	Notices.  All notices and other communications, including Written
Instructions (collectively referred to as "Notice" or "Notices" in this paragraph), hereunder shall be in writing or by confirming telegram, cable, telex or facsimile sending device. Notices shall be addressed (a) if to CFNB at CFNB's address, Central Fidelity National Bank, 1021 East Cary
Street, P.O. Box 27602, Richmond, Virginia 27602, marked for the attention of the Institutional Custodian Services Department (or its successor); (b) if to the Company, at the address of the Company; or (c) if to neither of the foregoing, at such other address shall have been notified to the sender of any such Notice or other communication. If the location of this sender of a Notice and the address of the addressee thereof are, at the time of sending, more than 100 miles apart, the Notice may be sent by first-class mail, in which case it shall be deemed to have been given three days after it is sent, or if sent by confirming telegram, cable, telex or facsimile sending device, it shall be deemed to have been given immediately, and, if the location of the sender of a Notice and the address of the addresses thereof are, at the time of sending, not more than 100 miles apart, the Notice may be sent by first-class mail, in which case it shall be deemed to have been given two days after it is sent, or if sent by messenger, it shall be deemed to have been given on the day it is delivered, or if sent by confirming telegram, cable, telex or facsimile sending device, it shall be deemed to have been given immediately. All postage, cable, telegram, telex and facsimile sending device charges arising from the sending of a Notice hereunder shall be paid by the sender.

	28.	Further Actions.  Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

	29.	Amendments.  This Agreement or any part hereof may be changed or waived only by an instrument in writing signed by the party against which enforcement of such change or waiver is sought.

	30.	Delegation.  On thirty (30 ) days' prior written notice to the Company,
CFNB may assign its rights and delegate its duties hereunder to any wholly owned subsidiary of it, provided that CFNB may delegate its duties only to a bank having the qualifications provided in section 17 (f) of the 1940 Act, and further provided that CFNB and its delegate shall promptly provide such information as the Company may request and respond to such questions as the
Company may ask relative to the delegation, including (without limitation)
the capabilities of the delegate.

	31.	Names.  The names "Commonwealth Cash Reserve Fund, Inc." and "Directors of
Commonwealth Cash Reserve Fund, Inc." refer respectively to the Company created and the Directors, as directors but not individually or personally, acting from time to time under the Articles of Incorporation dated December 2, 1986, which is hereby referred to and a copy of which is on file at the office of the Clerk of the State Corporation Commission of the Commonwealth of Virginia
and at the principal office of the Company.  The obligations of "Commonwealth
Cash Reserve Fund, Inc." entered into in the name or on behalf thereof by any of the Directors, representatives or agents are not made individually, but in such capacities, and are not binding upon any of the Directors, Shareholders, or representatives of the Company personally, but bind only the Company
Property, and all persons dealing with any class of shares of the Company must look solely to the Company Property belonging to such class for the enforcement of any claims against the Company.

	32.	Miscellaneous.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof, provided that the parties may embody in one or more separate documents their agreement, if any, with respect to delegated and/or Oral or Written Instructions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  This Agreement shall be deemed to be a contract made in Virginia and governed by Virginia
law.   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

						COMMONWEALTH CASH RESERVE FUND, INC.
						BY;

						CENTRAL FIDELITY NATIONAL BANK
						BY